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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------
                                    FORM 8-K
                                   ----------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                Date of Report (date of earliest event reported):

                                November 7, 2003

                                ENERGYSOUTH, INC.
             (Exact name of registrant as specified in its charter)

            ALABAMA                       333-42057              58-2358943
(State or other jurisdiction of          (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)


          2828 DAUPHIN STREET
            MOBILE, ALABAMA                                         36606
(Address of principal executive offices)                          (Zip Code)

               Registrant's telephone number, including area code:
                                 (251) 450-4774

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                            Exhibit Index at page: 3

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     Exhibit
     Number             Description
     ------             -----------
     99.1               EnergySouth, Inc. press release dated November 7, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is being furnished pursuant to Item 12 ("Results of Operations and Financial Condition").

On November 7, 2003, EnergySouth, Inc. (the "Company") issued a press release announcing earnings for the fiscal quarter and year ended September 30, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B, subsection 6, of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that section.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                                              ENERGYSOUTH, INC.


Date: November 7, 2003                        By: /s/  G. Edgar Downing, Jr.
                                                  ------------------------------
                                                  G. Edgar Downing, Jr.
                                                  Secretary


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                                 EXHIBIT INDEX


Exhibit                                                                    Page
Number    Description                                                     Number
------    -----------                                                     ------
99.1      EnergySouth, Inc. press release dated November 7, 2003             4


                                       3